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                                                                   EXHIBIT 10.12

                        CINCINNATI FINANCIAL CORPORATION

                                 P.O. BOX 145496

                            CINCINNATI, OH 45250-5496
                                 (513) 870-2000
                            STOCK OPTION PLAN NO. VII

                             STOCK OPTION AGREEMENT
                            FOR NON-QUALIFIED OPTIONS

THIS AGREEMENT, made this [DATE] day of [MONTH], [YEAR], by and between CINCINNATI FINANCIAL CORPORATION, an Ohio Corporation, 6200 South Gilmore Road, Fairfield, Ohio 45014 (hereafter called "CFC") and [Optionee_Name], an employee of CFC or one of its affiliates (hereinafter called the "Employee") residing at:
[OPTIONEE_ADDRESS], [OPTIONEE_CITY], [OPTIONEE_STATE] [OPTIONEE_ZIP]

WITNESSETH:

WHEREAS, the Board of Directors of CFC is of the opinion that the interests of CFC will be advanced by enabling key employees of CFC and its affiliates, upon whose judgment, initiative and efforts CFC is largely dependent for the successful conduct of its business, to acquire shares or additional shares of CFC's stock; and

WHEREAS, the Board of Directors of CFC has established Stock Option Plan Number VII for employees of CFC and its affiliated companies;

NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants hereinafter set forth, and of other good and valuable consideration, CFC and Employee enter into this Stock Option Agreement (hereinafter called the "Option") as follows:

      1. CFC hereby grants to the Employee the right and option to purchase up to [OPTIONS_GRANTED] shares of the presently authorized but unissued common stock of CFC at the purchase price of $[OPTION_PRICE] per share. This is a Non-Qualified option grant and subject to applicable payroll taxes at the time of exercise. No partial exercise of this Option may be for less than 25 whole shares or the number of shares remaining subject to the Option, whichever is smaller.

      2. Except in cases of retirement or death of Employee, this Option shall be exercisable only in accordance with the following schedule.

            (1) After the expiration of one year of continuous employment with CFC or an affiliate of CFC immediately following the date of grant, this Option shall be exercisable to the extent of one-third of the number of shares originally subject hereto;

            (2) After the expiration of two years of continuous employment with CFC or an affiliate of CFC immediately following the date of grant, this Option shall be exercisable to the extent of two-thirds of the number of shares originally subject hereto, less the number of shares previously purchased pursuant hereto; and

            (3) After the expiration of three years of continuous employment with CFC or an affiliate of CFC following the date of grant, this Option shall be exercisable in full.

Upon termination of employment of the Employee prior to the effective date of exercise of this Option, the unexercised portion hereof shall terminate unless such termination of employment is due to (i) retirement with the approval of the Board of Directors of CFC for disability, (ii) retirement on the attainment of age 65 or 35 years of service, whichever occurs first, or (iii) death of the employee. In each of those events, any unmatured installments shall be accelerated and the Option shall be exercisable in full. In the cases of retirement due to disability, attainment of age 65 or having completed 35 years of service, the period within which CFC must receive the notice of exercise and payment shall be extended to whichever date occurs earlier, five (5) years after the date of retirement of the employee or ten (10) years from the date of this Option. In the case of the death of the Employee, whether before or after retirement, the time within which CFC must receive the notice of exercise and payment shall be six (6) months after the date of death, but in no case later than the earlier to occur of five (5) years after the date of retirement or ten
(10) years from the date of this Option.

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3.    Except as otherwise provided in paragraph 2 hereof, this Option can be exercised only if the Employee is in the employment of CFC or one of its affiliates on the effective date of exercise.

4. In order to exercise all or any part of this Option, the Employee or other person having the right to exercise this Option shall give written notice to CFC at its principal place of business. The notice shall indicate the number of whole shares purchased and shall be accompanied by payment in full for the number of shares to be purchased. The payment may be cash or through transfer of free and clear shares of CFC stock, previously acquired by the Employee, valued at the current market value on the date of transfer, or by a combination of both cash and such shares. Exercise of the Non-Qualified Option shall be effective on the date of receipt by CFC of the written notice and payment (the "effective date of exercise"). The effective date of the exercise of this Option must be within ten (10) years from the date hereof.

5. In order to pay all federal and state taxes to be withheld or collected upon exercise of this Option, the Employee or other person having the right to exercise this Option may satisfy all or any portion of such tax obligation by delivering to CFC, free and clear shares of CFC which are acquired through exercise of this Option, valued at the current market value on the date of transfer, but only to the extent of the minimum amount required to be withheld under applicable laws or regulations. This election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

6. Neither the Employee nor the legal representative, legatee or distributee of the Employee shall be or be deemed the holder of any shares subject to this Option, unless and until the exercise of the Option has become effective and a certificate has been issued by CFC for the shares so purchased.

7. The rights and privileges conferred by this Option shall not be transferred except by Will or by the laws of descent and distribution, in which event the notice of the exercise required under Section 4 must be properly executed by the deceased Employee's legal representative or by the person who acquired the right to exercise the Option by reason of the death of the Employee. During the lifetime of the Employee, the Option may be exercised only by the Employee.

8. In the event of a merger, consolidation, reorganization, recapitalization, stock dividend, or other change in corporate structure or capitalization affecting CFC's stock, such appropriate adjustment shall be made in the number of shares to which this Option applies and also in the Option price of said shares as may be determined by the Compensation Committee of the Board of Directors.

9. This option shall not be exercisable except for shares the sell of which by CFC complies with applicable securities laws at the time of sale.

10. This Agreement shall be binding upon and inure to the benefit of the parties hereto and any successors to the business of CFC, but neither this Option nor any rights hereunder shall be assignable by the Employee. The Employee agrees by acceptance of this option to be bound by the terms and restrictions of the Stock Option Plan VII.

Dated at Fairfield, Ohio                       CINCINNATI FINANCIAL CORPORATION

                                                   By:

                                                     Chairman, President
ATTEST:

Chief Financial Officer
Secretary & Treasurer                             ACCEPTED:

                                                    ___________________________

                        CINCINNATI FINANCIAL CORPORATION

                                 P.O. BOX 145496

                            CINCINNATI, OH 45250-5496
                                 (513) 870-2000
                            STOCK OPTION PLAN NO. VII

                             STOCK OPTION AGREEMENT
                            FOR INCENTIVE OPTIONS

THIS AGREEMENT, made this [DATE] day of [MONTH], [YEAR], by and between CINCINNATI FINANCIAL CORPORATION, an Ohio Corporation, 6200 South Gilmore Road, Fairfield, Ohio 45014 (hereafter called "CFC") and [Optionee_Name], an employee of CFC or one of its affiliates (hereinafter called the "Employee") residing at:
[OPTIONEE_ADDRESS], [OPTIONEE_CITY], [OPTIONEE_STATE] [OPTIONEE_ZIP]

WITNESSETH:

WHEREAS, the Board of Directors of CFC is of the opinion that the interests of CFC will be advanced by enabling key employees of CFC and its affiliates, upon whose judgment, initiative and efforts CFC is largely dependent for the successful conduct of its business, to acquire shares or additional shares of CFC's stock; and

WHEREAS, the Board of Directors of CFC has established Stock Option Plan Number VII for employees of CFC and its affiliated companies;

NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants hereinafter set forth, and of other good and valuable consideration, CFC and Employee enter into this Stock Option Agreement (hereinafter called the "Option") as follows:

      1. CFC hereby grants to the Employee the right and option to purchase up to [OPTIONS_GRANTED] shares of the presently authorized but unissued common stock of CFC at the purchase price of $[OPTION_PRICE] per share. No partial exercise of this Option may be for less than 25 whole shares or the number of shares remaining subject to the Option, whichever is smaller.

      2. Except in cases of retirement or death of Employee, this Option shall be exercisable only in accordance with the following schedule.

            (1) After the expiration of one year of continuous employment with CFC or an affiliate of CFC immediately following the date of grant, this Option shall be exercisable to the extent of one-third of the number of shares originally subject hereto;

            (2) After the expiration of two years of continuous employment with CFC or an affiliate of CFC immediately following the date of grant, this Option shall be exercisable to the extent of two-thirds of the number of shares originally subject hereto, less the number of shares previously purchased pursuant hereto; and

            (3) After the expiration of three years of continuous employment with CFC or an affiliate of CFC following the date of grant, this Option shall be exercisable in full.

Upon termination of employment of the Employee prior to the effective date of exercise of this Option, the unexercised portion hereof shall terminate unless such termination of employment is due to (i) retirement with the approval of the Board of Directors of CFC for disability, (ii) retirement on the attainment of age 65 or 35 years of service, whichever occurs first, or (iii) death of the employee. In each of those events, any unmatured installments shall be accelerated and the Option shall be exercisable in full. In the cases of retirement due to disability, attainment of age 65 or having completed 35 years of service, CFC must receive notice of exercise and payment within ninety (90) days after the date of termination of employment. In the event of death, CFC must receive the notice of exercise and payment within six (6) months after the date of death.

3. Except as otherwise provided in paragraph 2 hereof, this Option can be exercised only if the Employee is in the employment of CFC or one of its affiliates on the effective date of exercise.

4. In order to exercise all or any part of this Option, the Employee or other person having the right to exercise this Option shall give written notice to CFC at its principal place of business. The notice shall indicate the number of whole shares to be purchased and shall be accompanied by payment in full in cash. The exercise of this Option shall be effective upon the 30th day after receipt by CFC of such written notice and payment ("effective date of exercise"), at which time the Employee or the person entitled to receive shares issuable upon exercise, shall be issued a certificate of stock representing the number of shares purchased. If for any reason (such as termination of employment during the 30-day waiting period for reasons other than those referred to in Paragraph 2 above), the exercise of the Option does not become effective, CFC shall refund only the amount paid for the shares. In any event, the effective date of the exercise of this Option must be within 10 years from the date of this Option.

5. In order to receive the tax benefits of an Incentive Stock Option, the Option must be exercised during employment or within three (3) months after termination of employment (for the reason referred to in paragraph 2 above) as an employee by CFC or one of its subsidiaries. The stock purchased pursuant to this Option must be held for a minimum of one (1) year from the date of purchase and two (2) years from the date of this Option Agreement.

6. Neither the Employee nor the legal representative, legatee or distributee of the Employee shall be or be deemed the holder of any shares subject to this Option, unless and until the exercise of the Option has become effective and a certificate has been issued by CFC for the shares so purchased.

7. The rights and privileges conferred by this Option shall not be transferred except by Will or by the laws of descent and distribution, in which event the notice of the exercise required under Section 4 must be properly executed by the deceased Employee's legal representative or by the person who acquired the right to exercise the Option by reason of the death of the Employee. During the lifetime of the Employee, the Option may be exercised only by the Employee.

8. In the event of a merger, consolidation, reorganization, recapitalization, stock dividend, or other change in corporate structure or capitalization affecting CFC's stock, such appropriate adjustment shall be made in the number of shares to which this Option applies and also in the Option price of said shares as may be determined by the Compensation Committee of the Board of Directors.

9. This option shall not be exercisable except for shares the sell of which by CFC complies with applicable securities laws at the time of sale.

10. This Agreement shall be binding upon and inure to the benefit of the parties hereto and any successors to the business of CFC, but neither this Option nor any rights hereunder shall be assignable by the Employee. The Employee agrees by acceptance of this option to be bound by the terms and restrictions of the Stock Option Plan VII.

Dated at Fairfield, Ohio                       CINCINNATI FINANCIAL CORPORATION

                                                   By:

                                                     Chairman, President
ATTEST:

Chief Financial Officer
Secretary & Treasurer                             ACCEPTED:

                                                    ___________________________